UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Milestone Scientific Inc.

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Milestone Scientific Inc.

Notice of Annual Meeting of Stockholders

To be held on May 30, 2018

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held at 220 South Orange Avenue, Suite 102 , Livingston , NJ 07039 on May 30, 2018 at 9:00 AM, Eastern Time, for the purpose of considering and acting upon the following:

1.	Election of six (6) directors.

2.	Advisory approval of the appointment of Friedman LLP as the Company's independent auditors for the fiscal year ending December 31, 2018.

3.	Such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 4,2018 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

By order of the Board of Directors

Leslie Bernhard

Chairman of the Board

Livingston, New Jersey

April 19, 2018

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.

MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on May 30, 2018

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (“we”, “us”, “our”, the “Company” or “Milestone Scientific”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof, to be held at G220 South Orange Avenue, Suite 102 , Livingston , NJ 07039 on May 30, 2018 at 9:00 AM, Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on or about April 19, 2018.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on April 4, 2018 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting.  On the Record Date, there were 33,183,238 outstanding shares of common stock, par value $.001 per share (“Common Stock”) and 7,000 shares of our Series A Convertible Preferred Stock, par value $.001 per share, outstanding (“Preferred Stock”).  Each share of Common Stock is entitled to one vote, and each share of Preferred Stock is entitled to approximately 421.94 votes.  In the aggregate, the holders of all classes, voting as a single class, may cast 36,136,824 votes at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting of stockholders owning not less than one-third of the shares issued and outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the six (6) director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of Friedman LLP as the Milestone Scientific’s independent auditors for the fiscal year ending December 31, 2018; and (iii) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments thereof.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Milestone Scientific’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast on the matter at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Advisory approval of the appointment of independent auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes.  Abstention's will have the same effect as an against vote on the matter.

Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone Scientific at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

Milestone Scientific will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone Scientific telephonically, electronically or by other means of communication. Milestone Scientific will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board currently consists of six directors: Leslie Bernhard, Leonard A. Osser, Leonard M. Schiller, Gian Domenico Trombetta, Edward J. Zelnick, M.D, and Michael McGeehan. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Nominating Committee (described below), with the concurrence of the Board, has nominated the present directors for re-election to the Board at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe that any of these nominees will not be available to serve as a director if re-elected.

The following table sets forth the names and ages of each nominee, the positions and the period during which each has served as a director of Milestone Scientific. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the director nominees have been approved and nominated by the Nominating Committee (described below), with the concurrence of the Board, for re-election to the Board.

The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (1) (2) (3)	73	Chairman of the Board and Director	2003
Leonard Osser	70	Interim Chief Executive Officer and Director	1991
Leonard M. Schiller (1) (2) (3)	77	Director	1997
Gian Domenico Trombetta	57	Director	2014
Edward J. Zelnick, M.D. (1) (2) (3)	72	Director	2015
Michael McGeehan (1)	52	Director	2017
1.	Member of the Audit Committee
2.	Member of the Compensation Committee
3.	Member of the Nominating and Corporate Governance Committee

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of all the nominees as directors.

The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors and nominees are as follows:

 Leslie Bernhard, Chairman of the Board

Leslie Bernhard has served as Milestone Scientific’s Chairman of the Board since October 2009 and served as Interim Chief Executive Officer from October 2017 to December 19, 2017. In addition, Ms. Bernhard has also had been serving as an Independent Director (as defined below) of Milestone Scientific since May 2003. Since 2007, Ms. Bernhard has also been serving as an independent director of Universal Power Group, Inc., a global supplier of power solutions. In 1986 she co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board, and Chairman of the Audit Committee.

Leonard Osser, Interim Chief Executive Officer and Director

Leonard Osser has been Interim Chief Executive Officer since December 2017. From July 2017 to December 2017, he had been Managing Director –China Operations. Prior to that, he served as Milestone Scientific’s Chairman from 1991 until September of 2009, and during that time, from 1991 until 2007, was also Chief Executive Officer of Milestone Scientific. In September 2009, he resigned as Chairman of Milestone Scientific, but remained a director, and assumed the position of Chief Executive Officer. From 1980 until the consummation of Milestone Scientific’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business and accordingly, the expertise needed to serve as one of our directors.

Gian Domenico Trombetta, Director

Gian Domenico Trombetta has been a director of Milestone Scientific in May 2014 and the President and Chief Executive Officer of Milestone Scientific’s Dental Division (Wand Dental Inc.) since October 2014. He founded Innovest S.p.A in 1993, a special situation firm acting in development and distressed capital investments. He has been its President and Chief Executive Officer since its inception. He served as the Chief Executive Officer or a board member of several private commercial companies in different industries including both industrial (e.g. IT, media, web, and fashion) and holding companies. Before founding Innovest, Mr. Trombetta was Project Manager for Booz Allen & Hamilton Inc., a management consulting firm from 1988 to 1992. Mr. Trombetta holds a degree in business administration from the Luiss University in Rome, Italy and a MBA degree from INSEAD-Fontainbleau-France. Mr. Trombetta business background and experience has given him the expertise needed to serve as one of our directors.

Leonard M. Schiller, Director

Leonard Schiller has been a director of Milestone Scientific since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller Strauss & Lavin PC since 1977 and since 2002, its President. Mr. Schiller also serves as a director on the boards of Jerrick Media Holdings, Inc. (OTCQB: JMDA), a public media company, since February 2016 and Point Capital, Inc. (OTCQB: PTCI), a business development company, since July 2014. Mr. Schiller’s professional experience and background have given him the expertise needed to serve as Chairman of the Compensation Committee and as one of our directors.

Edward J. Zelnick, M.D., Director

Edward J. Zelnick, M.D. has been a director of Milestone Scientific since February 2015. Dr. Zelnick has been a medical doctor for over 45 years and has a background in clinical research. Since June 2002 he has been the chief executive officer of Horizon Institute for Clinical Research, a company that recruits test subjects and clinicians for clinical research trials. Dr. Zelnick received a Bachelor of Science degree in chemistry from the University of Pittsburgh in 1966 and his M.D. degree from New York Medical College in 1970. Dr. Zelnick's professional experience and background as a medical doctor and in clinical research, have given him the expertise needed to serve as one of our directors.

Michael McGeehan

Michael McGeehan has been a director of Milestone Scientific since October 2017. Mr. McGeehan is a business consultant with 30 years of experience in a variety of business domains, including financial services, medical and healthcare products, consumer package goods and the software technology industry. Mr. McGeehan started his career at Metaphor Computer Systems in 1988 and then went to work at Microsoft Corporation in 1991.  In 1995, Mr. McGeehan left Microsoft and founded Forefront Information Strategies, an information technology consulting firm. In 2002, Mr. McGeehan returned to Microsoft where he worked until 2017, when he returned to and re-started Forefront. Mr. McGeehan was on the Board of Directors of Wand Dental Inc., (subsidiary of Milestone Scientific) a maker of a painless, anesthetic injection system for dentists. Mr. McGeehan has a Master’s in Business Administration from Pace University and a Bachelor of Science in Electrical Engineering and Computer Science from Marquette University.  Mr. McGeehan background has given him the experience needed to serve as one of our directors.

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations and allows our Chairman to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes and having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board had determined that its leadership structure is appropriate and in the best interest of stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board encourages, and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The Board has standing audit, compensation and nominating committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nominating Committee.”)

Attendance at Committee and Board Meetings

In 2017, the Board held a total of 10 meetings; the Audit Committee held a total of four meetings, the Compensation Committee held a total of two meetings; and the Nominating Committee held one meeting. Each of our directors attended at least 75% of the Board meetings and all of the meetings of the committees of the Board on which he or she served. It is our policy to invite and encourage all of the directors to attend the Annual Meeting. All of our directors attended our annual meeting of stockholders in 2017.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of three members, Leslie Bernhard, Leonard M. Schiller and Dr. Edward Zelnick. A copy of the Compensation Committee Charter has been posted on our website at www.milestonescientific.com.

Audit Committee

The Audit Committee meets with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors; and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Annual Report”); and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The members of the Audit Committee are comprised of Leslie Bernhard, Leonard M. Schiller, Edward J. Zelnick, M.D and Michael McGeehan., all of whom are independent as defined in the listing standards of the NYSE MKT and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A copy of the Audit Committee Charter has been posted on our website at www.milestonescientific.com.

Audit Committee Financial Expert

The Board has determined that Leslie Bernhard is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE MKT and Section 10A(m)(3) of the Exchange Act.

Nominating Committee

The Nominating Committee identifies potential director nominees and evaluates their suitability to serve on the Board. Based on its evaluation, it recommends to the Board the director nominees for Board membership. In addition, the Nominating Committee also regularly evaluates each existing Board member’s suitability for continued service as a director. The members of the Nominating Committee are Leonard M. Schiller, Leslie Bernhard and Edward J. Zelnick, M.D. A copy of the Nominating Committee Charter has been posted on our website at www.milestonescientific.com.

The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s criteria for evaluating potential candidates include the following: an understanding of the Company’s business environment; and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee considers director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The Nominating Committee may also receive suggestions from current Board members, the Company’s executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, it may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Director Independence

The Board has determined that of Leslie Bernhard, Leonard M. Schiller, Edward J. Zelnick, M.D and Michael McGeehan., (the “Independent Directors”), are independent as that term is defined in the listing standards of the NYSE MKT. In determining director independence, the Board also considered any and all equity awards, if any, to the Independent Directors for the year ended December 31, 2017, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 220 South Orange Avenue, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table, together with the accompanying footnotes, sets forth information, as of April 2, 2018, regarding stock ownership of all persons known by Milestone Scientific to own beneficially more than 5% of Milestone Scientific’s outstanding common stock, Named Executives, all directors, and all directors and officers of Milestone Scientific as a group:

Names of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)		Percentage of Ownership
Executive Officers and Directors
Leonard Osser	4,183,921	(3)	12.08%
Joseph D'Agostino	1,550,679	(4)	4.48%
Leslie Bernhard	75,000	(5)	*
Leonard Schiller	235,158	(6)	*
Edward J. Zelnick, M.D.	28,750	(7)	*
Michael McGeehan	1,000	(8)	*
Gian Domenico Trombetta	6,262,768	(9)	18.09%
All directors & executive officers as group (6 persons)	12,361,276	(10)	35.70%
K. Tucker Andersen	3,292,003		9.51%
Tom Cheng	1,712,599		4.95%
Debra Ginsberg	1,695,000	(11)	4.90%
* Less than 1%

1.

The addresses of the persons named in this table are as follows: Leonard Osser, Joseph D'Agostino, Gian Domenico Trombetta, Leslie Bernhard and Edward Zelnick, M.D. are at 220 South Orange Avenue in, New Jersey 07039; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; K. Tucker Andersen, c/o Above All Advisors, 61 Above All Road, Warren, CT 06754, Tom Cheng, c/o United Systems 18725 E. Gale Ave Suite 221, City of Industry, CA 91748 and Debra Ginsberg, 5 Bay Ridge Road Key Largo, FL 33037.

2.

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from April 2, 2018, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from April 2, 2018 have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. The percentages for each beneficial owner are determined based on dividing the number of shares of common stock beneficially owned by the sum of the outstanding shares of common stock on April 2, 2018 and the number of shares underlying options exercisable and convertible securities convertible within 60 days from April 2, 2018 held by the beneficial owner

3.	Includes 2,283,706 shares held by Mr. Osser or his family, 1,055,350 shares to be issued at the termination of his employment agreement, and 844,865 shares subject to common stock options.

4.	Includes 931,137 shares held by Mr. D'Agostino, 234,371 shares to be issued at the termination of his employment, and 385,171 shares subject to common stock options.

5.	Includes 75,000 shares held by Ms. Bernhard.

6.	Includes 229,533 shares held by Mr. Schiller and 5,625 shares subject to common stock warrants.

7.	Includes 25,000 shares held by Dr. Zelnick and 3,750 shares subject to common stock warrants.

8.	Includes 1,000 shares held by Mr. McGeehan

9.

Includes 202,617 shares to be issued at the termination of his employment, 106,565 shares subject to common stock options and 5,953,586 shares held directly by BP4 S.r.l. ("BP4") of which 2,953,586 shares are issuable upon the conversion of $7 million of preferred stock at $2.37 per share, as adjusted to date. Innovest S.p.A. ("Innovest") is the controlling shareholder of BP4 and Mr. Trombetta is a controlling shareholder and director of Innovest, and, as such, is deemed to have voting and investment power over the securities held by BP4. Mr. Trombetta disclaims beneficial ownership of all securities held by BP4.

10.

Includes an aggregate of 1,279,301 shares of common stock underlying outstanding options, 1,193,990 shares of common stock issuable upon termination of employment and 2,953,586 shares of common stock issuable upon the conversion of $7 million of preferred stock at $2.37 per share.

11.

The information with respect to their 5% shareholder has been derived from form 13G submitted by the owner of shares to the SEC on March 20, 2018, reporting beneficial ownership as of December 31, 2017.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2017, the (i) options granted under the Milestone Scientific 2004 Stock Option Plan (the “2004 Plan”) and (ii) options granted under the Milestone Scientific 2011 Equity Compensation Plan (f/k/a Milestone Scientific 2011 Stock Option Plan) (the “2011 Plan”). The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events. No other equity compensation has been issued.

Equity compensation plan approved by stockholders	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of options and warrants	Number of securities remaining available for future issuance under equity compensation plan
Grants under our 2004 Stock Option Plan (1)	$73,333	1.49	-

Grants under our 2011 Stock Option Plan (2)	$1,912,002	1.73	1,001,889

Total	$1,985,335		1,001,889

1.

The 2004 Plan, as amended, provided for awards of options up to a maximum 750,000 shares of Milestone Scientific's common stock and expired in July 2014. Options were granted to employees, officers, directors and consultants of Milestone Scientific for the purchase of common stock of Milestone Scientific at a price not less than the fair market value of the common stock on the date of the grant. In general, options awarded under the 2004 Plan became exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2017 or 2016.

2.

The 2011 Plan, as amended, provides for awards of restricted common stock and options to purchase up to a maximum 4,000,000 shares of common stock and expires in June 2021. Options may be granted to employees, directors and consultants of Milestone Scientific for the purchase of shares of common stock at a price not less than the fair market value of common stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. For the year ended December 31, 2017, 83,333 shares were exercised.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company and two key employees as of the Record Date.

Name	Age	Title
EXECUTIVE OFFICERS
Leonard A. Osser	70	Interim Chief Executive Officer and Director
Joseph D'Agostino	66	Chief Financial Officer and Chief Operating Officer
Gian Domenico Trombetta	57	President and Chief Executive Officer of Milestone’s Dental Division (Wand Dental Inc.)

KEY EMPLOYEES
Eugene Casagrande, D.D.S.	72	Director of Professional Relations
Mark Hochman, D.D.S.	58	Director of Clinical Affairs

The principal occupation and business experience, for at least the last five years, for each executive officer and key employees, respectively, is set forth below (except for Messrs. Osser and Trombetta whose business experiences are discussed above). There are no family relationships among any of our directors or executive officers.

Joseph D’Agostino, Chief Financial Officer and Chief Operating Officer

Joseph D'Agostino has been Milestone Scientific's Chief Financial Officer since October 2008 and Chief Operating Officer since September 2011. Mr. D'Agostino joined Milestone Scientific in January 2008 as Acting CFO and has over 25 years of finance and accounting experience serving both publicly and privately held companies. A results-oriented and decisive leader, he has specific proven expertise in treasury and cash management, strategic planning, information technology, internal controls, Sarbanes-Oxley compliance,operations and financial and tax accounting. Mr. D'Agostino served as Senior Vice President and Treasurer of Summit Global Logistics, a publicly traded, full service international freight forwarder and customs broker with operations in the United States and China. Previous executive posts also included Executive Vice President and CFO of Haynes Security, Inc., a leading electronic and manned security solutions company serving government agencies and commercial enterprises; Executive Vice President of Finance and Administration for Casio, Inc., the U.S. subsidiary of Casio Computer Co., Ltd., a leading manufacturer of consumer electronics with subsidiaries throughout the world; and Manager of Accounting and Auditing for Main Hurdman's National Office in New York City (merged into KPMG). Mr. D'Agostino is a Certified Public Accountant and holds memberships in the American Institute of CPA's, New Jersey Society of CPA's, Financial Executive Institute, He is a graduate of William Paterson University where he earned a Bachelor of Arts degree in Science.

Mark Hochman, D.D.S., Director of Clinical Affairs

Mark Hochman, D.D.S. has served as Milestone Scientific’s Director of Clinical Affairs and Director of Research and Development since 1999. He has a Doctor of Dental Surgery with advanced training in the specialties of Periodontics and Orthodontics from New York University of Dentistry and has been practicing dentistry since 1984. He is a former clinical associate professor at NYU School of Dental Surgery. Recognized as a world authority on Advanced Drug Delivery Instruments, Dr. Hochman has published numerous articles in this area, and shares in the responsibility for inventing much of the technology currently available from Milestone Scientific.

Dr. Eugene Casagrande, Director of International & Professional Relations

Since 1998, Eugene Casagrande, D.D.S. has served as Director of International and Professional Relations, charged with pursuing a broad range of clinical and industry-related strategic business opportunities for Milestone Scientific. Dr. Eugene R. Casagrande has practiced Cosmetic and Restorative Dentistry for over 30 years in Los Angeles. He is past president of the California State Board of Dentistry and the Los Angeles Dental Society and is a Fellow of the American and International Colleges of Dentists. Dr. Casagrande was a member of the faculty of the University of Southern California, School of Dentistry. He was also the Executive Director of the Los Angeles Oral Health Foundation and the Program Director of the Los Angeles Pediatric Oral Health Access Program. As the Director of International & Professional Relations for Milestone Scientific for over 19 years, he has published multiple articles and has lectured both nationally and internationally at over 100 dental schools and in over 50 countries on Computer-Controlled Local Anesthesia.

COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS

Executive Compensation

SUMMARY COMPENSATION TABLE

				Option Awards	Other
Name and Principal Position	Year	Salary	Bonuses	(2)	Compensation	Total
Leslie Bernhard Interim Chief Executive Officer-Former	2017	$50,000	$29,500	-	-	$79,500
Daniel Goldberger (3) Chief Executive Officer- Former	2017	$68,750			$178,600	$247,350
Leonard A. Osser (1) (2) Interim Chief Executive Officer and Managing Director of Asian Operations	2017	$205,000	$350,000	$336,970	$227,311	$1,119,281
	2016	$300,000	$400,000	$422,019	$238,030	$1,360,049
Gian Domenico Trombetta (1) (2) Chief Executive Officer -Wand Dental Inc	2017	$280,000	$180,000	-	-	$460,000
	2016	$279,999	$160,000	$221,743	-	$661,742
Joseph D'Agostino (1) (2) Chief Financial Officer	2017	$178,700	$90,000	$86,650	$27,027	$382,377
	2016	$171,600	$80,000	$222,344	$35,144	$509,088

1.

Leonard Osser received $350,000, and $400,000 in a performance bonus for the years ended December 31, 2017 and 2016, respectively, of which $175,000 in 2017 and $200,000 in 2016, were deferred and will be paid in common stock upon the termination of his employment with Milestone Scientific in accordance with the terms of his employment agreement. In accordance with Mr. Osser's employment agreement, one half of his annual bonus is paid in cash and one half in common stock. On July 10, 2017, Mr. Osser resigned from his positions of Chief Executive Officer. Other compensation represents payments made for health insurance coverage $4,900 and car allowance $7,200, pension payment $203,111. Upon his resignation, Mr., Osser served as Managing Director of Asian Operations, Mr. Osser received $55,000 in compensation and $12,100 in other compensation which is included in this schedule.

Gian Domenico Trombetta received $180,000, and $160,000 in a performance bonus for the years ended December 31, 2017 and 2016, respectively, of which $90,000 in 2017 and $80,000 in 2016, were deferred and will be paid in common stock upon the termination of his employment with Milestone Scientific in accordance with the terms of his employment agreement. In accordance with Mr. Trombetta employment agreement, one half of his annual bonus is paid in cash and one half in common stock. Mr. Trombetta elected not to receive the stock option coverage for his 2017 bonus award.

Joseph D’Agostino received $90,000, and $80,000 in a performance bonus for the years ended December 31, 2017 and 2016, respectively, of which $45,000 in 2017 and $40,000 in 2016, were deferred and will be paid in common stock upon the termination of his employment with Milestone Scientific in accordance with the terms of his employment agreement. In accordance with Mr. D’Agostino's employment agreement, one half of his annual bonus is paid in cash and one half in common stock. Other compensation represents payments made for health insurance coverage $18,027 and car allowance $9,000.

2.

The amounts in this column reflect the fair value of the options on the date of grant. For details used in the assumption calculating the fair value of the option reward, see Note C to the Financial Statements for the years ended December 31, 2017 and 2016, which is located on pages F-9 through F-13 of this Report. Compensation cost is generally recognized over the vesting period of the award. See the table on page 46 entitled Outstanding Equity Awards at December 31, 2017.

3.

On October 2, 2017, Milestone Scientific accepted the resignation of the then CEO, Daniel Goldberger. Included in other compensation is $175,000 for severance per the agreement with Mr. Goldberger dated February 2018 and $3,600 related to health insurance and car allowance.

Employment Contracts

In July 2017, Milestone Scientific entered into a three-year employment agreement with Daniel Goldberger to serve as President and Chief Executive Officer of Milestone Scientific. Under the agreement, Mr. Goldberger would receive base compensation of $300,000 per annum and may additionally earn annual bonuses of up to an aggregate of $400,000, payable one half in cash and one half in Milestone Scientific common stock (“Bonus Shares”) contingent upon achieving performance benchmarks periodically set for each year by the compensation committee of the Board. In addition to any such shares of common stock, Mr. Goldberger was entitled to receive stock options (“Bonus Options”) to acquire twice the number of any Bonus Shares earned, pursuant to a non-qualified stock option grant agreement under Milestone Scientific’s then existing equity compensation plan. The Bonus Options had a five-year term and were to vest in equal annual installments on each of the first, second and third anniversary of the grant date, subject to continued employment on such vesting date and accelerated vesting upon the occurrence of certain events. The exercise price of the Bonus Options was based on the fair market value of per share of common stock on the date of grant.

In July 2017, Milestone Scientific entered into a ten-year new employment agreement with Leonard Osser, who previously served as the Company’s President and Chief Executive Officer, to serve as Managing Director – China Operations. This new agreement provides for annual compensation of $300,000 consisting of $100,000 in cash and $200,000 in the Company’s common stock valued at the average closing price of the Company’s common stock on the NYSE or such other market or exchange on which its shares are then traded during the first fifteen (15) trading days of the last full calendar month of each year during the term of this agreement. This agreement supersedes all prior employment agreements between Mr. Osser and Milestone Scientific. If the Company terminates Mr. Osser’s employment “Without Cause,” other than due to his death or disability, or if Mr. Osser terminates his employment for “Good Reason” (both as defined in the agreement), Mr. Osser is entitled to be paid in one lump sum payment as soon as practicable following such termination: an amount equal to the aggregate present value (as determined in accordance with Section 280G(d)(4) of the Code) of all compensation pursuant to this agreement from the effective date of termination hereunder through the remainder of the Employment Term.

In July 2017, Mr. Osser also resigned from his positions of Chairman of the Board, Chief Executive Office and President of Milestone Medical. Upon his resignation, Milestone Medical entered in a consulting agreement with U.S. Asian Consulting Group LLC, an entity controlled by Mr. Osser, pursuant to which he will provide specific services to Milestone Medical for a ten- year term. Pursuant to the consulting agreement, U.S. Asian Consulting Group, LLC, is entitled to receive $100,000 per year for Mr. Osser's services.

In July 2017, Milestone Scientific granted to Mr. Goldberger non-qualified stock options to purchase 921,942 shares of common stock at an exercise price of $2.00 per share. Those options had a five-year term and were to vest in equal annual installments on each of the first, second and third anniversaries of the grant date, subject to his continued employment on the vesting date and accelerated vesting upon the occurrence of certain events.

On October 5, 2017, Milestone Scientific Inc. announced that Daniel Goldberger had resigned as President and Chief Executive Officer effective October 2, 2017, upon which the previously described stock options granted to him in July 2017 terminated prior to vesting.

On October 5, 2017, Milestone Scientific also announced the appointment of Leslie Bernhard, the Company’s current Chairman of the Board, as the Company’s Interim Chief Executive Officer, to serve in such role until the appointment of a new Chief Executive Officer. In connection with her appointment to serve as the Company’s Interim Chief Executive Officer, Ms. Bernhard was paid an annual salary of $200,000 received a one-time bonus of 100,000 shares of the Company’s Common Stock. In addition, at the completion of her service as Interim Chief Executive Officer, Ms. Bernhard shall be entitled to receive a cash bonus in an amount to be determined by the Board of Directors at that time. On December 19, 2017 the Board of Directors appointed Leonard Osser Interim Chief Executive Officer, replacing Leslie Bernhard. Ms. Bernhard negotiated a one-time bonus of 25,000 shares of Milestone Scientific stock for her services as Interim Chief Executive Officer in-lieu of 100,000 shares. On December 19, 2017 the Board of Directors appointed Leonard Osser Interim Chief Executive Officer, replacing Leslie Bernhard. Mr. Osser will enter into a similar employment contract that he received during 2017 before he resigned his position as CEO of the company. Mr. Osser placed on hold his position as Managing Director-China Operations and his consulting agreement with Milestone Medical to rejoined Milestone Scientific Inc. as Interim Chief Executive Officer.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture of Milestone Scientific. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone Scientific strives to promote an ownership mentality among key leadership and the Board of Directors.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board of Directors, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone Scientific does not currently engage any consultant to advice on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Milestone Scientific’s common stock is subject to a variety of factors outside of Milestone Scientific’s control. Milestone Scientific does not have an exact formula for allocating between cash and non-cash compensation.

Annual CEO Compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the CEO for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The CEO receives stock option grants under the stock option plan. The number of stock options granted to the executive officer is made on a discretionary rather than a formula basis by the Compensation Committee. The CEO’s current and prior compensation is considered in setting future compensation. In addition, Milestone Scientific reviews the compensation practices of 28 other companies. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus and stock options) are like the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen to balance the competing objectives of fairness to all stakeholders and attracting and retaining executive managers.

Outstanding Equity Awards at December 31, 2017

The following table includes certain information with respect to all unexercised stock options and unvested shares of common stock of Milestone Scientific outstanding owned by the Named Executive Officers at December 31, 2017.

	Option Award				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Number of Shares or Units of Stock that have not vested (#) (3)
Leonard Osser	73,333	-	$1.49	11/20/2019	886,866	$1,031,762
	248,448	-	$1.65	12/31/2018
	185,186	-	$2.23	11/20/2019
	44,699	12,607	$3.89	6/23/2020
	46,105	36,883	$1.72	2/4/2021
	95,238	76,191	$2.09	11/10/2021
	20,497	41,615	$1.72	2/4/2021
	112,323	224,647	$1.14	1/18/2022
Total	825,829	391,943			886,866	1,031,762
Gian Domenico Trombetta	73,767	59,013	$1.72	2/4/2021	116,079	$240,066
	32,798	66,580	$1.61	1/8/2022
Total	106,565	125,593			116,079	240,066
Joseph D’Agostino	66,666	-	$1.50	12/31/2018
	150,000	-	$2.09	11/11/2019	191,046	$361,378
	49,261	-	$2.03	11/20/2019
	73,967	59,173	$1.72	2/4/2021
	16,397	33,292	$1.61	1/8/2022
	28,883	57,767	$1.04	1/18/2022
Total	385,174	150,232			191,046	$361,378

1.	Represents stock option grants at fair market value on the date of grant.

2.	Issuance of the shares of common stock has been deferred until the termination of his employment with Milestone Scientific in accordance with the terms of his respective employment arrangement.

3.	Based on the closing price per share of $1.18 as reported on the NYSE American on December 31, 2017.

Director Compensation

	Fees Earned
NAME	or Paid in Cash ($)	Bonus Paid in Stock	Total ($)
Leslie Bernhard (1)	$38,500	$96,000	$134,500
Leonard Schiller	$36,000	$66,500	$102,500
Edward J. Zelnick, M.D.	$36,000	$26,600	$62,600
Michael McGeehan	$9,000	$-	$9,000

1.      Includes $8,500 July thru December 2017 compensation for serving as Chairman of the Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2017.

Certain Relationships and Related Transactions and Director Independence.

In 2016, Milestone Scientific entered a three-year consulting agreement with K. Tucker Anderson to provide business and strategic services to Milestone Scientific. The fee for these services are $100,000 per year which is paid in shares of common stock on a quarterly basis, valued at the closing price per share of common stock on the last trading day of each quarter.

Milestone Scientific has a manufacturing agreement with United Systems (whose controlling shareholder, Tom Cheng, is a significant stockholder of Milestone), the principal manufacturers of its handpieces, pursuant to which it manufactures products under specific purchase orders, but without minimum purchase commitments. Milestone Scientific purchased $2,146,108 and $3,025,249 for the twelve months ended December 31, 2017 and 2016, respectively. Milestone Scientific owed $985,678 and $1,235,052 to this manufacturer as of December 31, 2017 and 2016, respectively

Milestone Scientific had $2,071,000 of related party sales of handpieces and devices to Milestone China and Milestone China’s agent for the twelve months ended December 31, 2017. Milestone Scientific had $3,425,000 of related party sales of handpieces and devices to Milestone China for the twelve months ended December 31, 2016. As of December 31, 2017, and 2016, Milestone Scientific recorded deferred revenues of $1,725,450 and $1,001,800, respectively, and deferred costs of $1,109,611 and $620,041, respectively, associated with sales to Milestone China.  As of December 31, 2017, and 2016, Milestone China’s agent owed $1,725,450 and $2,714,600, respectively, to Milestone Scientific which is included in related party accounts receivable on the condensed consolidated balance sheets.

In August 2016, a stockholder of Milestone Scientific entered a three-year agreement with Milestone Scientific to provide financial and business strategic services. Expenses recognized on this agreement were $100,000 for each of the twelve months ended December 31, 2017 and 2016.

In January 2017, Milestone Scientific entered into a 12-month agreement with Innovest S.p.A. to provide consulting services. This agreement will renew for successive 12-month terms unless terminated by Innovest S.p.A or Milestone Scientific. Expenses recognized on this agreement were $80,000 for the twelve months ended December 31, 2017. This agreement is expected to continue into 2018.

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2017 and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Friedman LLP, the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Friedman LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Friedman LLP its independence from Milestone Scientific and its management. Friedman LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report.

Submitted by the Audit Committee

Leslie Bernhard

Leonard Schiller

Edward J. Zelnick, M.D.

Michael McGeehan

PROPOSAL 2

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(Item 2 on the Proxy Card)

Friedman LLP has been our independent auditor since July 2016. Their audit report appears in the Annual Report. A representative of Friedman LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Friedman LLP to serve as independent auditors to conduct an audit of Milestone Scientific’s accounts for the 2018 fiscal year. However, the Board is submitting this matter to Milestone Scientific’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Friedman LLP and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone Scientific and the stockholders.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” advisory approval of the appointment of the independent auditor.

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Principal Accountant Fees and Services

Effective July 18, 2016, our Audit Committee engaged Friedman LLP (“Friedman”) to replace Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our principal accounting firm. The aggregate fees billed by our principal accounting firms for the years ended December 31, 2017 and 2016 are as follows:

Audit fees*	2017	2016
Audit Fees and Audit Related fees	$244,300	$291,500
Tax Fees	13,854	30,000
Total Fees	$258,154	$321,500

* Includes fees for professional services rendered for the audit of our annual financial statements and the review of financial statements included in our report on Form 10-Qs or services that are reasonably related to the performance of the audit or normally provided in connection with statutory and regulatory filings.

(1) The audit fees in 2016 includes $180,000 of fees billed by Friedman and $111,500 of fees billed by Baker Tilly.

Audit Committee Pre-Approval Policies and Procedures

         The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by the independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal or nominating a person for election as a director for consideration at the annual meeting of stockholders in 2019 (the “2019 Meeting”) must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy materials for the 2019 Meeting, the stockholder must give the Company written notice of the proposal and/or director nominee which must be received by our Corporate Secretary no later than December 20, 2018. A stockholder who wishes to make a proposal at the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet on the Company’s website at www.proxyvote.com. On or about April 19, 2018, will begin mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received this notice, you will not receive a printed copy of the proxy materials unless you requested it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this Proxy Statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12-digit control number located on the proxy card or notice.

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report including the financial statements and financial statement schedules included therein. All such requests should be directed to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston, New Jersey 07039.

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Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on May 30, 2018:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

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By order of the Board of Directors

Leslie Bernhard

Chairman of the Board

Livingston, New Jersey

April 19, 2018

APPENDIX A

APPENDIX B

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2018

MILESTONE SCIENTIFIC INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 04, 2018
Date: May 30, 2018 **Time:** 9:00 AM EDT
Location: Milestone Scientific Inc.
220 South Orange Avenue Suite 102
Livingston, NJ 07039

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting

See the reverse side of this notice to obtain proxy materials and voting instructions.